UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  July 22, 2024

TURNONGREEN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52140	20-5648820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 McCarthy Blvd., Milpitas, CA 95035

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 19, 2024, TurnOnGreen, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on June 20, 2024, the record date for the Annual Meeting, the Company had outstanding and entitled to vote (i) 183,943,705 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) 25,000 shares of the Company’s Series A Convertible Redeemable Preferred Stock, which together with the Common Stock constitute all of the outstanding voting capital stock of the Company.

At the Annual Meeting, the shareholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 2, 2024. At the Annual Meeting shareholders appointed three (3) directors and approved proposals 2, 3, 4 and 5 each of which were presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal One: The election of six director nominees named by the Company to hold office until the next annual meeting of shareholders.

	For	Against	Abstain	Broker Non-Votes
Amos Kohn	377,583,284	2,603,463	298,727	0
Marcus Charuvastra	377,611,917	2,587,929	285,628	0
Douglas Gintz	377,577,495	2,602,500	305,479	0

Proposal Two: The ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
378,909,006	1,358,754	217,714	0

Proposal Three: To approve, on a non-binding advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
377,532,024	2,663,429	290,021	0

Proposal Four: To approve, on a non-binding advisory basis, a frequency of “Three Years” for future advisory votes on executive compensation.

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
2,964,041	146,788	370,065,365	7,309,280	0

Proposal Five: Approval of the amendment to the Articles of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to July 18, 2025, with the exact ratio to be set at a whole number within this range as determined by the board of directors in its sole discretion.

For	Against	Abstain	Broker Non-Votes
376,858,549	3,383,360	243,565	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TurnOnGreen, Inc.

/s/ Amos Kohn
Dated: July 22, 2024	Amos Kohn Chief Executive Officer and Chairman